UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 28, 2014

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan		49022-2692
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities At (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed November 28, 2014 (the "Initial 8-K") by Whirlpool Corporation ("Whirlpool") to include, among other things, the pro forma financial information referred to in Item 9.01(b) relating to the acquisition of Indesit Company S.p.A. ("Indesit"). Through a mandatory tender offer and prior acquisition of a controlling interest on October 14, 2014, Whirlpool purchased an aggregate ownership interest in Indesit's share capital of 97.4% on November 28, 2014, the date of the Initial 8-K. Subsequently on December 3, 2014, Whirlpool purchased the remaining shares of Indesit and Indesit delisted from the Electronic Stock Market organized and managed by Borsa Italiana S.p.A.
Pursuant to the requirements of Item 9.01 of Form 8-K, Whirlpool hereby amends Item 9.01 of the Initial 8-K to include historical financial information of Indesit and pro forma financial information, and to provide the consent of Indesit's independent auditor.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired.

(1)
The historical audited consolidated financial statements of Indesit as of and for the year ended December 31, 2013, are filed as Exhibit 99.3 to this Form 8-K/A, and are incorporated by reference herein

(2)
The historical unaudited financial statements of Indesit for the nine months ended September 30, 2014 and 2013 and as of September 30, 2014 are filed as Exhibit 99.4 to this Form 8-K/A, and are incorporated by reference herein

(3)	The consent of Indesit's independent auditor is attached as Exhibit 23.1 to the Form 8-K/A
(b) Pro forma financial information.

(1)
The Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 2013 and the most recent year to date period ended September 30, 2014, are attached as Exhibit 99.1 to the Form 8-K/A

(2)	The Unaudited Pro Forma Combined Balance Sheet as of September 30, 2014 is attached as Exhibit 99.2 to the Form 8-K/A
The Unaudited Pro Forma Combined Statements of Income combine the historical consolidated statements of income of Whirlpool and the historical consolidated statements of income of Indesit. The Unaudited Pro Forma Combined Balance Sheet combines the historical consolidated balance sheet of Whirlpool and the historical consolidated balance sheet of Indesit.
(d) Exhibits.

23.1	Consent of Independent Auditor

99.1	Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 2013 and the most recent year to date periods ended September 30, 2014

99.2	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2014

99.3	Indesit Audited Financial Statements as of and for the year ended December 31, 2013

99.4	Indesit Unaudited Financial Statements for the year to date periods ended September 30, 2014 and 2013 and as of September 30, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2015                    WHIRLPOOL CORPORATION

By:     /s/ LARRY M. VENTURELLI
Name:     Larry M. Venturelli
Title:     Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Nos.	Description

23.1	Consent of Independent Auditor
99.1	Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 2013 and the most recent year to date period ended September 30, 2014
99.2	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2014
99.3	Indesit Audited Financial Statements as of and for the year ended December 31, 2013
99.4	Indesit Unaudited Financial Statements for the year to date periods ended September 30, 2014 and 2013 and as of September 30, 2014

4